Exhibit 99.1

EPIQ Systems, Inc. Announces Fourth Quarter and Full Year 2004 Results

    KANSAS CITY, Kan.--(BUSINESS WIRE)--Feb. 7, 2005--EPIQ Systems, Inc. (NASDAQ: EPIQ) announces results of operations for the fourth quarter and full year of 2004, with fourth quarter operating revenue (total revenue less reimbursed expenses) of $23.8 million versus $16.8 million last year and 2004 operating revenue of $105.1 million compared to $62.4 million last year.
    In accordance with a required accounting change (EITF 04-08 -- The Effect of Contingently Convertible Debt on EPS) effective December 15, 2004, potential shares related to our convertible notes issued June 10, 2004 are included in the diluted shares calculation as though the debt was converted entirely on the date of issuance. To date, no shares have been converted. In the absence of EITF 04-08, diluted weighted average shares outstanding would have been 18.3 million for both the quarter and the year. Taking into effect the accounting change, diluted weighted average shares outstanding were 21.1 million for the quarter and 19.8 million for the year. The convertible notes bear interest at 4% annually. EITF 04-08 requires earnings per share calculations to include the appropriate after tax interest adjustment. A reconciliation statement identifying the changes related to the new accounting treatment is attached.
    Fourth quarter 2004 net income from continuing operations was $1.9 million, or $0.10 per share ($0.10 per share before EITF 04-08), compared to $3.8 million and $0.21 per share last year. Fourth quarter net income includes net after tax expenses of $1.8 million for amortization of acquisition related intangibles and expenses related to financing including interest expense, amortization and write-off of capitalized loan fees, and embedded option mark-to-market expense/convertible debt accretion compared to $0.6 million last year. 2004 net income from continuing operations was $9.1 million, or $0.49 per share ($0.50 per share before EITF 04-08), compared to $14.5 million and $0.80 per share last year. 2004 net income includes net after tax expenses of $8.9 million for amortization of acquisition related intangibles and expenses related to financing including interest expense, amortization and write-off of capitalized loan fees, and embedded option mark-to-market expense/convertible debt accretion compared to $2.2 million for the prior year.
    Non-GAAP net income from continuing operations (net income from continuing operations plus amortization of acquisition related intangibles, acquisition related expenses, amortization and write-off of capitalized loan fees, and embedded option mark-to-market expense/convertible debt accretion, all net after tax) was $3.2 million in the fourth quarter of 2004 compared to $4.5 million last year. Fourth quarter 2004 non-GAAP net income per share was $0.17 ($0.18 per share before EITF 04-08), versus $0.25 last year. 2004 non-GAAP net income from continuing operations was $16.9 million compared to $17.7 million last year and was $0.89 per share ($0.93 per share before EITF 04-08), versus $0.98 last year. A reconciliation statement is attached.
    EPIQ Systems' management primarily analyzes financial results adjusted for certain items that are non-operational and not necessarily ongoing in nature, as well as cash flow generated from operations. Management evaluates the following key metrics: (i) Non-GAAP Adjusted EBITDA from continuing operations (earnings before interest/financing, taxes, depreciation, amortization, and acquisition related expenses) and (ii) net cash provided by operating activities.
    Non-GAAP Adjusted EBITDA from continuing operations was $8.3 million in the fourth quarter compared to $9.3 million for the year ago quarter; 2004 full year results increased 13% to $39.2 million compared to $34.6 million a year ago. A reconciliation statement is attached.
    Net cash provided by operating activities in the fourth quarter reached $11.2 million, a 35% increase from $8.3 million last year, and increased 53% to $31.6 million in 2004 from $20.7 million in 2003. A condensed cash flow statement is attached.
    Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems, stated: "2004 represented an important year of investment as we continue to execute our long-term strategic business plan. To complement our comprehensive franchise in bankruptcy administration, we added immediate market leadership in the class action administration market with the acquisition of Poorman-Douglas. We believe class action administration is well suited to our existing resources and capabilities and is a good counterbalance to bankruptcy administration. To extend our Chapter 11 market penetration, we formed Financial Balloting Group, a new subsidiary providing specialty voting and tabulation services and while large Chapter 11 corporate filings were down compared to prior years, high debt levels and rising interest rates suggest the possibility for robust future growth for bankruptcy services. The Company produced strong cash flow from operating activities of $31.6 million, representing a 53% increase over last year, and entered 2005 as a stronger and broader-based organization."

    Significant events in 2004 include:

    -- Record-level consumer debt in 2004 near $2.1 trillion, marking the 13th consecutive annual increase.

    -- 1.62 million bankruptcies were filed in the U.S. Court's fiscal year ended September 30, 2004; essentially unchanged from the 1.66 million record level reached in 2003.

    -- Forbes magazine ranked EPIQ Systems #37 on the 200 Best Small Companies list. This marks the Company's fifth consecutive appearance on this list.

    --  Fortune Small Business ranked EPIQ Systems #36 on the
        America's Fastest-Growing Small Companies list, marking the Company's fourth consecutive appearance on this list.

    -- In August, EPIQ Systems formed a new subsidiary, Financial Balloting Group (FBG). Based in New York, FBG offers specialty balloting and voting support services for Chapter 11 reorganization plans.

    -- The Board of Directors elected Joel Pelofsky to serve as an independent member of the Company's Board of Directors effective July 1, 2004. Mr. Pelofsky formerly served as a U.S. Bankruptcy Court Judge and as a United States Trustee. The six-member Board is now comprised of four independent directors.

    -- On April 30, 2004, EPIQ Systems divested the infrastructure software business unit to a private investor group.

    -- EPIQ Systems released TCMS(TM) 9.0, the latest version of its industry-leading Chapter 7 case management solution. TCMS(TM)
        9.0 represents the product's ninth consecutive, on-time annual release and further establishes EPIQ Systems' technology leadership.

    --  In January 2004, EPIQ Systems acquired Poorman-Douglas
        Corporation, a national leader in class action and mass tort case administration services.

    Conference Call

    The Company will host a conference call today at 3:30 p.m. (CST) to discuss these results. Interested parties may dial (800) 473-6123. The audio with supplemental slides is also available at www.epiqsystems.com and www.vcall.com. A replay of the call will be available for one week by dialing (877) 519-4471 and entering pin# 5635676. The archived Internet broadcast will be available on the company's website until the next earnings update.

    Company Description

    EPIQ Systems provides an advanced offering of integrated technology-based products and services for fiduciary management and claims administration applications. Our solutions enable clients to optimize the administration of large and complex bankruptcy, class action, mass tort, and other similar legal proceedings. EPIQ Systems' clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise and a high service capacity. We provide clients a packaged offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

    This press release and the referenced conference call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company's current expectations and may be identified by terms such as "goal" and "objective." Because those statements are subject to a number of risks, actual results may differ materially from those expressed or implied in this disclosure. These risks include (1) any material changes in our total number of bankruptcy trustees and cases, (2) any material changes in our Chapter 7 deposits, the services required by our Chapter 11, Chapter 13, class action or mass tort cases, or the number of cases processed by our Chapter 13 bankruptcy trustee customers, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on and change in our non-exclusive marketing and pricing with Bank of America for Chapter 7 revenue, (5) the risks associated with new Chapter 7 depository relationships (6) future bankruptcy, class action, or mass tort legislation, (7) risks associated with the integration of acquisitions into our existing business operations, (8) risks associated with the significant new indebtedness we incurred in 2004, (9) a decline in new client engagements in our case management or document management business, and (10) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.



                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (In thousands, except per share data)
                              (Unaudited)

                                     Three months     Twelve months
                                         ended             ended
                                     December 31,      December 31,
                                   ----------------- -----------------
                                     2004     2003     2004     2003
                                   -------- -------- -------- --------
REVENUE:
  Case management                  $17,250  $13,119  $68,526  $49,688
  Document management                6,588    3,696   36,549   12,730
                                   -------- -------- -------- --------
     Operating revenue              23,838   16,815  105,075   62,418
  Reimbursed expenses                4,968    1,587   20,345    5,518
                                   -------- -------- -------- --------
     Total Revenue                  28,806   18,402  125,420   67,936
                                   -------- -------- -------- --------

OPERATING EXPENSES:
  Direct costs                      13,875    4,759   60,384   16,490
  General and administrative         6,677    4,362   25,886   16,868
  Depreciation and software
   amortization                      1,764    1,286    6,527    4,568
  Amortization of identifiable
   intangible assets                 2,023      976    7,767    3,610
  Acquisition related                    -      308    2,197    1,793
                                   -------- -------- -------- --------
     Total Operating Expenses       24,339   11,691  102,761   43,329
                                   -------- -------- -------- --------

INCOME FROM OPERATIONS               4,467    6,711   22,659   24,607

EXPENSES (INCOME) RELATED TO
 FINANCING:
  Interest expense, net of interest
   income                            1,131      (13)   6,215      (83)
  Loan fee write-off                     -        -      995        -
                                   -------- -------- -------- --------
     Net Expenses (Income) Related
      to Financing                   1,131      (13)   7,210      (83)
                                   -------- -------- -------- --------

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                  3,336    6,724   15,449   24,690

PROVISION FOR INCOME TAXES           1,418    2,955    6,386   10,165
                                   -------- -------- -------- --------
INCOME FROM CONTINUING OPERATIONS    1,918    3,769    9,063   14,525

INCOME (LOSS) FROM  DISCONTINUED
OPERATIONS                               -   (4,908)     667   (5,818)
                                   -------- -------- -------- --------

NET INCOME                          $1,918  $(1,139)  $9,730   $8,707
                                   ======== ======== ======== ========

NET INCOME PER SHARE INFORMATION:
  Income per share - Diluted
     Income from continuing
      operations                     $0.10    $0.21    $0.49    $0.80
     Income (loss) from
      discontinued operations            -    (0.27)    0.03    (0.32)
                                   -------- -------- -------- --------
        Net income per share -
         Diluted                     $0.10   $(0.06)   $0.52    $0.48
                                   ======== ======== ======== ========

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING - DILUTED               21,125   18,171   19,828   18,104
                                   ======== ======== ======== ========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                             December 31, December 31,
                                                 2004         2003
                                             ------------ ------------
                    ASSETS
 ASSETS:
  Cash and cash equivalents                      $13,330      $30,347
  Trade receivables, net                          18,690       11,337
 Property and equipment, net                      20,431       11,886
 Goodwill                                        147,728       64,188
 Other intangibles, net                           24,057       16,325
 Other                                            15,852        7,844
                                             ------------ ------------

 Total Assets                                   $240,088     $141,927
                                             ============ ============

     LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES:
 Accounts payable                                 $4,263       $1,998
 Indebtedness                                     82,149        3,915
 Other liabilities                                13,843        6,759
 STOCKHOLDERS' EQUITY                            139,833      129,255
                                             ------------ ------------

 Total Liabilities and Stockholders' Equity     $240,088     $141,927
                                             ============ ============




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (Unaudited)

                               Three months ended  Twelve months ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------

CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                     $1,918   $(1,139)   $9,730    $8,707
  Non-cash adjustments to net
   income
     Depreciation and
      amortization                5,067     2,516    17,409     9,541
     Impairment provision             -     7,615         -     7,615
     Other, net                   4,431    (2,360)    7,254    (1,621)
  Changes in operating assets
   and liabilities, net            (214)    1,690    (2,804)   (3,591)
                               --------- --------- --------- ---------
        Net cash from operating
         activities              11,202     8,322    31,589    20,651
                               --------- --------- --------- ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
  Cash paid for acquisition,
   net of cash acquired               -         -  (113,111)  (43,263)
  Other                            (998)   (1,539)   (5,918)   (6,734)
                               --------- --------- --------- ---------
     Net cash used in investing
      activities                   (998)   (1,539) (119,029)  (49,997)
                               --------- --------- --------- ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Net proceeds (payments) on
   indebtedness                  (7,438)        -    69,114         -
  Other                              38        83       595       580
                               --------- --------- --------- ---------
     Net cash from (used in)
      financing activities       (7,400)       83    69,709       580
                               --------- --------- --------- ---------

NET INCREASE (DECREASE) IN CASH  $2,804    $6,866  $(17,731) $(28,766)
                               ========= ========= ========= =========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
            NON-GAAP NET INCOME FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                                      THREE-MONTHS     TWELVE-MONTHS
                                          ENDED            ENDED
                                       December 31,     December 31,
                                       2004    2003    2004     2003
                                     ------- ------- -------- --------
NET INCOME FROM CONTINUING
 OPERATIONS                          $1,918  $3,769   $9,063  $14,525

Plus (net of tax):
   Amortization of acquisition
    intangibles                       1,163     548    4,559    2,124
   Acquisition related expense            -     173    1,290    1,055
   Amortization/write-off -
    capitalized loan fees               163       -    1,828        -
   Non-cash embedded option charges     (22)      -      171        -
                                     ------- ------- -------- --------
                                      1,304     721    7,848    3,179
                                     ------- ------- -------- --------

NON-GAAP  NET INCOME FROM
CONTINUING OPERATIONS                $3,222  $4,490  $16,911  $17,704
                                     ======= ======= ======== ========





                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
          RECONCILIATION OF EPS FROM CONTINUING OPERATIONS TO
                NON-GAAP EPS FROM CONTINUING OPERATIONS
                              (Unaudited)

                                           THREE-MONTHS  TWELVE-MONTHS
                                               ENDED         ENDED
                                           December 31,  December 31,
                                            2004   2003   2004   2003
                                           ------ ------ ------ ------

EPS FROM CONTINUING OPERATIONS
(on a diluted basis)                       $0.10  $0.21  $0.49  $0.80

Plus (net of tax):
    Amortization of acquisition
     intangibles                            0.06   0.03   0.23   0.12
    Acquisition related expense                -   0.01   0.07   0.06
    Amortization/write-off - capitalized
     loan fees                              0.01      -   0.09      -
    Non-cash embedded option charges           -      -   0.01      -
                                           ------ ------ ------ ------
                                            0.07   0.04   0.40   0.18
                                           ------ ------ ------ ------

NON-GAAP  EPS FROM CONTINUING OPERATIONS
 (on a diluted basis)                      $0.17  $0.25  $0.89  $0.98
                                           ====== ====== ====== ======
NON-GAAP  EPS FROM CONTINUING OPERATIONS
 (diluted, before EITF 04-08)              $0.18     (a) $0.93     (a)
                                           ====== ====== ====== ======

(a) Convertible debt was not issued until June 2004.





                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
          NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                                      THREE-MONTHS     TWELVE-MONTHS
                                         ENDED             ENDED
                                      December 31,      December 31,
                                      2004    2003     2004     2003
                                     ------- ------- -------- --------
NET INCOME FROM CONTINUING
 OPERATIONS                          $1,918  $3,769   $9,063  $14,525

   Acquisition related expense            -     308    2,197    1,793
   Depreciation and amortization      3,787   2,262   14,294    8,178
   Expenses (income) related to
    financing                         1,131     (13)   7,210      (83)
   Provision for income taxes         1,418   2,955    6,386   10,165
                                     ------- ------- -------- --------
                                      6,336   5,512   30,087   20,053
                                     ------- ------- -------- --------

NON-GAAP ADJUSTED EBITDA FROM
 CONTINUING OPERATIONS               $8,254  $9,281  $39,150  $34,578
                                     ======= ======= ======== ========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              EPS CALCULATION ADJUSTMENTS PER EITF 04-08
                 (In thousands, except per share data)
                              (Unaudited)

                                           THREE-MONTHS  TWELVE-MONTHS
                                               ENDED         ENDED
                                           December 31,  December 31,
                                               2004          2004
                                           ------------- -------------

NET INCOME                                       $1,918        $9,063
   Interest expense adjustment                      296           647
                                           ------------- -------------
ADJUSTED FOR DILUTED CALCULATION                 $2,214        $9,710
                                           ============= =============

DILUTED WEIGHTED AVERAGE SHARES                  18,268        18,259
   Adjustment to shares                           2,857         1,569
                                           ------------- -------------
ADJUSTED FOR DILUTED CALCULATION                 21,125        19,828
                                           ============= =============

EPS BEFORE EITF 04-08                             $0.10         $0.50
EPS AFTER EITF 04-08                              $0.10         $0.49


    CONTACT: EPIQ Systems, Inc.
             Shawn Southard, 913-621-9500
             Email: ir@epiqsystems.com